eAutoclaims, Inc.

                            PLACEMENT AGENT AGREEMENT


                                December 14, 2004

Noble International Investments, Inc.
6501 Congress Ave., Suite 100
Boca Raton, FL 33487

Ladies and Gentlemen:

         This agreement (Agreement") confirms the terms on which eAutoclaims, a Nevada corporation (the "Company") has engaged Noble International Investments, Inc. (the "Placement Agent") in connection with the proposed offering and sale by the Company (the "Offering") of equity securities of the Company in the aggregate amount of $2,500,000 in a private placement subject to Board approval.

         1. Exclusive Engagement. The Company has engaged the Placement Agent to act as sole placement agent on a best efforts basis only for the Offering. The Company acknowledges and agrees that Placement Agent reserves the right not to participate in the Offering and that Placement Agent's engagement hereunder is not an agreement by Placement Agent or any of its affiliates to underwrite or purchase any of the Company's securities or otherwise provide any financing. During the period of Placement Agent's engagement under this Agreement (as specified in Section 11 hereof), the Company will not, and will cause its affiliates not to, initiate, solicit or enter into any discussions, negotiations or agreements involving the issuance, offering or sale of the Securities (or any other securities of the Company) to any third parties, except through Placement Agent. In the event that the Company receives any inquiry concerning the issuance, purchase or sale of the Securities (or any other securities of the Company) during such period, the Company will promptly inform the Placement Agent in writing of the terms of such inquiry and the identity of the party making the inquiry.

         2. The Offering.

         Section 2.1 Rule 506 Offering. The Securities will not be registered with the United States Securities and Exchange Commission (the "SEC") or any state securities authority but will be offered pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Act"), or under Rule 506 of Regulation D promulgated under Act ("Regulation D") and applicable state securities laws. The Securities in the Offering will be sold solely to accredited investors who either alone or with their purchaser representative, have the knowledge and experience in financial and business matters to be able to evaluate the merits and risks of the investment (as that term is defined in Regulation D) pursuant to a Subscription Agreement, Purchaser's Questionnaire Registration Rights Agreement, Warrant Agreement and Term Sheet to be prepared by the Company (cumulatively the "Offering Documents"). The Offering Documents also include the Company's publicly available documents and reports as filed with the SEC as attached as exhibits to the Subscription Agreement.

         Section 2.2 Terms. This Placement Agent Agreement relates to the Offering of $2,500,000 worth of Units (the "Units") of the Company. The price of a Unit will be determined based on interest received by the investment community,

         Section 2.3 Capital Structure. The capital structure of the Company consists of approximately 35.8 million basic and 60.7 million fully diluted common shares outstanding, including all options, warrants and convertible preferred securities issued and outstanding.

         Section 2.4 Final Closing. Upon final Closing of the Offering, the Company will file a registration statement within 30 days registering all common shares from the Offering, which includes the common shares underlying the warrants.

         3. Subscription Procedure. Each subscriber in the Offering (a "Subscriber") will be required to complete and execute a Subscription Agreement and a Purchaser's Questionnaire in the form attached to the Offering Documents (the "Subscription Documents"). The Subscribers will be instructed to deliver directly to the Placement Agent the completed Subscription Documents together with a check made payable to the Company. There will be no escrowing of funds. After the Placement Agent reviews the Subscription Documents, the Placement Agent will forward a copy of the Subscription Documents that are properly completed by accredited investors to the Company. The Company shall decide as promptly as practicable after it receives Subscription Documents from the Placement Agent (but in no event later than 2 business days after receipt of such documents) whether or not to accept the subscription.

         If the Company elects not to accept a subscription, it will notify the Placement Agent in writing and that Subscriber's check will be returned to the Subscriber by the Placement Agent.

         If the Company elects to accept a subscription, an authorized officer of the Company will immediately counter-sign the Subscription Documents and forward a copy thereof to the Placement Agent upon receipt of which the Placement Agent will forward that Subscriber's check to the Companypt

         4. Closing. The completion of the purchase and sale of the Securities shall take place on one or more occasions (each, a "Closing") and shall occur on such dates as Subscription Acceptances occur (each, a "Closing Date"). Within one week of each Closing Date, the Company shall deliver to each Subscriber whose subscription has been accepted by the Company

(hereinafter referred to as an "Investor"), via overnight courier, one or more certificates or instruments representing the number of Securities purchased by the Investor as shown on the Subscription Document, registered in the name of the Investor, and a copy of that Investor's Subscription Documents counter-signed by the Company.

         5. Terms of Engagement.

         Section 5.1 Fees. (a) As compensation for acting as Placement Agent for the Offering, the Placement Agent will be entitled to receive a commission equal to eight and one half percent (8.5%) of the aggregate offering price of all Securities sold in the Offering (the "Placement Agent's Fee") plus a 2% non accountable expense allowance of all Securities sold of which a non-refundable deposit of $15,000.00 is payable upon signing this letter. The deposit is intended to cover the Placement Agent's time and expenses incurred in connection with the Offering. The Placement Agent shall not be required to make an accounting to the Company with respect to said expenses. On the last Closing Date of the Offering, the Company shall issue to the Placement Agent and/or its affiliates Five (5) year cashless exercise warrants to purchase a number of Units equal to fifteen percent (15%) of the total number of Units issued in the Offering exercisable at 100% of the per Unit price (the "Placement Agent's Warrants"). The Placement Agent's Warrants, which includes all common shares in the Units and all common shares underlying the warrants in the Unit, will be registered in the registration statement, which will be filed within 30 days from the final closing. The Company will at all time reserve and keep available such number of shares of its Common Stock as will be sufficient to permit the exercise in full of the Placement Agent's Warrant, including the Unit Warrants. Upon exercise of this Placement Agent's Warrant pursuant to its terms the Holder(s) will acquire fully paid and non-assessable Unit Shares and Unit Warrants, free and clear of any liens, claims or encumbrances.


         Section 5.2 Matters Relating to Engagement. The Company acknowledges that the Placement Agent has been retained solely to provide the services set forth in this Agreement. In rendering such services, Noble shall act as an independent contractor, and any duties of Noble arising out of its engagement hereunder shall be owed solely to the Company. The Company further acknowledges that Noble may perform certain of the services described herein through one or more of its affiliates. The Company acknowledges and agrees that Noble is not, and does not hold itself out to be, an advisor as to legal, tax, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the risks, benefits and suitability of the transactions contemplated by this letter agreement, and Noble shall have no responsibility or liability to the Company with respect thereto.

         6. Representations and Warranties of the Company. The Company represents and warrants with Placement Agent as follows:

                  (a) It is duly organized, validly existing and in good standing under the laws of Nevada and is duly qualified to do business and is in good standing in each jurisdiction in which such qualification is required by law;

                  (b) the Company has all requisite power and authority to enter into this Subscription Agreement and to sell the Units as provided herein;

                  (c) the Company is current in its periodic reporting obligations under the 1934 Act;

                  (d) the Offering Documents have been duly executed and delivered on its behalf and constitutes its legal, valid and binding agreement, enforceable in accordance with their terms (which include the Shares as part of Unit and Shares underlying the Warrant);

                  (e) the execution, delivery and performance of the Offering Documents for the sale and delivery of the Units, and compliance with the provisions hereof by the Company, do not and will not, with or without the passage of time or the giving of notice or both, (i) violate its organizational documents or any provision of law, statute, ordinance, rule or regulation or any ruling, writ, injunction, order, judgment or decree of any court, administrative agency or other governmental body, or (ii) result in any breach of any of the terms, conditions or provisions of, or constitute a default (or give rise to any right of termination, cancellation or acceleration) under any note, indenture, mortgage or lease, or any other material contract or other instrument, document or agreement, to which the Company is a party or by which it or any of its property is bound or affected;

                  (f) all consents, approvals or authorizations of, or registrations, filings or declarations with, any governmental authority, stock exchange or market, the Company's board of directors and shareholders, or any other person, required in connection with the execution, delivery and performance of this Subscription Agreement or the transactions contemplated hereby have been obtained by the Company and are in full force and effect;

                  (g) there are no actions, investigations, demands, suits or proceedings pending or threatened against or affecting the Company or affecting the rights of the Company to enter into this Subscription Agreement or consummate the transactions contemplated hereby;

                  (h) the Company has complied with all applicable laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, directions and requirements of governmental entities, except for such non-compliance which would not reasonably be expected to have a material adverse effect on it;

                  (i) the Company has correctly prepared and filed all tax returns or reports that are required to have been filed in any jurisdiction, and has timely paid in full all taxes due and payable with respect thereto;

                  (j) upon consummation of the purchase contemplated hereby, the Common Stock issued to Investor shall have been duly and validly authorized and issued, fully paid and non-assessable and free and clear of all liens, pledges, security interests and encumbrances;

                  (k) in reliance on the investment representations made by the Investor contained herein, the offer, issuance, sale and delivery of the Units, are exempt from the registration requirements of the 1933 Act and all applicable state securities laws;

                  (l) each report, schedule, effective registration statement, definitive proxy statement and each other document filed by the Company with the SEC since December 31, 2002 (as the documents may have been amended since the time of their filing, the "Commission Documents") has been made available to the Investor either by physical delivery or via the SEC's EDGAR System. As of their respective filing dates, each Commission Document complied in all material respects with the requirements of the 1933 Act or the 1934 Act, as applicable, and the rules and regulations of the SEC thereunder applicable to the Commission Documents, and no Commission Document contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the Commission Documents were prepared in accordance with United States generally accepted accounting principles, applied consistently with the past practices of the Company (except as may be indicated in the notes thereto), and as of their respective dates, fairly present, in all material respects, the consolidated financial position of the Company and the results of its operations as of the time and for the periods indicated therein and complied as to form in all material respects with then applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto;

                  (m) since January 31, 2004, except as disclosed in the Commission Documents filed subsequent to that date, there has not been any material adverse change in the business, financial condition or operating results of the Company; and

                  (n) the Company has not since December 31, 2003, received notice (written or oral) from any stock exchange or market on which its common stock is or has been listed (or on which it has been quoted) to the effect that it is not in compliance with the continuing listing or maintenance requirements of such exchange or market.

         7. Covenants of the Company. The Company and Placement Agent covenant and agree as follows:

         Section 7.1 Compliance with Laws. The sale and issuance of the Units shall be made in accordance with the provisions and requirements of the Act, Regulation D and any applicable state and local law. Neither the Company nor any of its affiliates will take any action in connection with the Offering, which would cause the Offering not to comply with Section 4(2) of the Act or Rule 505 of Regulation D promulgated there under. The Company will make a timely filing of Form D (and all necessary amendments) pursuant to the requirements of Regulation D. The Company and Placement Agent shall exercise reasonable care to assure that the Investors are not underwriters within the meaning of Section 2(11) of the Act and shall take all actions required by Rule 502(d) of Regulation D. The Company, in its sole discretion, will not accept a subscription from an Investor if the Company has reason to believe that material information supplied by or material representations or warranties made by such Investor are not fully accurate. The Company shall reasonably believe, immediately prior to making any sale, that each Investor is an accredited investor, and either alone or with his purchaser representative, has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of a purchase of the Securities and otherwise meets the suitability standards set forth in the Offering Documents. Offering Documents confidential and shall not distribute it or any other materials related to the transaction contemplated hereby, or otherwise advertise to or solicit purchasers of the Securities, without the express written consent of the Placement Agent. Neither the Company, the Placement Agent nor any of its affiliates nor any distributor, independent contractor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Regulation D) or general advertising with respect to any of the Securities, or (ii) has made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would prevent the issuance of the Securities or the Common Stock issuable upon the conversion of the Securities from qualifying the Securities from an exemption from registration under the Act.

         Section 7.2 Offering Documents. The Offering Documents, the appendices and exhibits attached thereto, information incorporated by reference therein and the financial statements of the Company and the related notes thereto included therein, and all amendments and supplements thereto in the form delivered to the Investors prior to a Closing and at any Closing Date will be prepared in compliance with, and include the disclosure required by, the Act (assuming offer and sales solely to accredited investors) and the rules and regulations promulgated thereunder, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they are made, not misleading.

         Section 7.3 Delivery and Amendment of Offering Documents. Up to and through the final Closing Date if any event shall occur as a result of which the Offering Documents or any exhibits thereto would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, when such Offering Documents was delivered, not misleading or for any other reason it shall be necessary to amend or supplement the Offering Documents or to file under the Exchange Act any document incorporated by reference in the Offering Documents in order to comply with the Act or the Exchange Act, the Company shall immediately notify the Placement Agent in writing to suspend offers for sale and solicitations of purchases of the Units. If the Company shall determine to amend or supplement the Offering Documents, the Company will so advise the Placement Agent and will promptly prepare an amendment or supplement to the Offering Documents (or in the case of a document required under the Exchange Act, prepare and file such document with the SEC) that will correct such statement or omission or effect such compliance and will advise the Placement Agent when it may resume offers for sale, and solicitations of purchases, of the Securities. The Company will immediately thereafter deliver to the Placement Agent without charge as many copies of the supplemented or amended Offering Documents as the Placement Agent may reasonably request for the purposes contemplated by this Agreement.

         Section 7.4 Offering Documents Offering Expenses. The Company will pay all expenses, fees and taxes in connection with (a) the preparation and printing of copies of the Offering Documents and all amendments and supplements thereto, including in each case all documents incorporated by reference therein (b) the delivery of the Securities, (c) the furnishing of certificates referred to herein and (d) the preparation and filing of the Registration Statement and the printing, copying and delivery of a reasonable number of prospectuses to each Investor.

         Section 7.5 Regulatory Compliance. The Company will qualify the Securities and the Common Stock issuable upon conversion of the Securities for offer and sale as contemplated hereby in such states as the Subsidiaries are residents and to continue such qualifications in effect for two (2) years from the final Closing date for the purchase of Units; provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities or to a general consent to service of process or to file an annual report in any jurisdiction.

         Section 7.6 Registration Rights. Within thirty (30) days of the final Closing Date, the Company will file a registration with the SEC registering for resale all the Units and all common shares and the common shares underlying the warrants, as described in the Registration Rights Agreement. The Company shall cause the Registration Rights Agreement to remain in full force and effect and the Company shall comply in all respects with the terms thereof. Prior to the first Closing, the Company and Placement Agent will mutually agree upon a Penalty Clause provision as to the effectiveness of the Registration Statement.

         Section 7.7 Registration Statement. The Company will promptly notify the Placement Agent in writing upon the occurrence of any of the following events regarding any Registration Statement (or related prospectus) registering any of the Securities: (a) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, or for amendments or supplements to the Registration Statement or related prospectus; (b) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (c) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (d) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which such statements were made, not misleading; and (e) the Company's reasonable determination that a post-effective amendment to the registration statement would be appropriate. The Company will promptly make available to the Placement Agent and the Investors any such supplement or amendment to the related prospectus.

         Section 7.8 Exchange Act Registration; Public Information. For a period of two (2) years from the final Closing, Tthe Company shall cause its Common Stock to continue to be registered under Section 12(g) or 12(b) of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by said Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act, unless otherwise decided by a vote of the Company's shareholders.

         Section 7.9 Listing. For a period of two (2) years from the effective date of the registration statement, the Company shall maintain the listing and qualification of its Common Stock (including the Common Stock issuable upon conversion of the Securities) on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National or Small Cap Market or the OTC Bulletin Board, unless otherwise decided by a vote of the Company's shareholders.

         Section 7.10 Issuance of Securities. The Units and the Common Stock issuable upon the conversion or exercise of the Units will be properly issued pursuant to Section 4(2) of the Act, a Regulation D and all applicable state law. The Units and when issued, the shares of Common Stock issuable upon conversion of the Units will be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Units pursuant to, nor the Company's performance of its obligations under, this Agreement not the transactions contemplated by this Agreement will (i) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Units, the shares of Common Stock issuable upon the conversion of the Units or any of the assets of the Company, or (ii) entitle the holders of any of the Company's outstanding securities to preemptive or other rights to subscribe to or acquire the shares of Common Stock or other securities of the Company. The Units shall not subject the Investors to personal liability by reason of the ownership thereof. The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion or exercise of the outstanding Units. The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion or exercise of Units without the consent of the Company's shareholders.

         8. Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder shall be subject, to the following conditions:

         Section 8.1 Representations, Warranties and Covenants. All representations, warranties covenants and other statements of the Company herein (including without limitation those contained in Section 7 and 8 hereof) and in the Offering Documents shall on all Closing Dates be true and correct and the Company shall have performed all of its obligations hereunder.

         Section 8.2 Disclosure. Except as disclosed in the Offering Documents, subsequent to the respective dates as of which information is given in the Offering Documents through and on any Closing Date, there shall not have been
(a) any material adverse change in the business, financial condition, operations, assets, properties or prospects described or referred to in the Offering Documents, or the results of operations, condition (financial or otherwise) earnings, operations, business or business prospects, of the Company,
(b) any transaction that is material to the Company, except transactions in the ordinary course of business and except as described in the Offering Documents,
(c) any obligation that is material to the Company, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding indebtedness of the Company, which is material to the Company, except for the exercise of stock options disclosed as outstanding, or (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.


         Section 8.3 Certificates. On or prior to each Closing Date, the Placement Agent shall receive a certificate of the Company, dated as of such date, signed by the Chief Executive Officer and Chief Financial Officer of the Company in the form attached hereto as Exhibit A. The Company shall have furnished to the Placement Agent such other affidavits and certificates as to the accuracy and completeness of any statement in the Offering Documents as of or prior to any Closing Date and as to any other matter in connection with the transactions contemplated hereby as the Placement Agent may reasonably request.

          Section 8.4 Legal Opinion on Subscription Date. The Company's independent counsel shall deliver to the Placement Agent on the final Closing Date an opinion.letter.

         9.       Indemnification.

         (a) The Company agrees to indemnify, defend and hold harmless the Placement Agent and any person who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and all employees of the Placement Agent (the "Placement Agent Affiliates") from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Placement Agent Affiliates controlling person may incur insofar as such loss, expense, liability or claim arises out of (i) any breach by the Company of any representation, warranty or covenant contained herein or in any of the agreements referenced herein, (ii) based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents or Registration Statement, (ii) based upon any omission or alleged omission to state a material fact required to be stated in either such Offering Documents or Registration Statement necessary to make the statements made therein not misleading, or (iv) any cause of action, suit or claim, derivative or otherwise, by any stockholder of the Company based on a breach or alleged breach by the Company or any of its officers or directors of their fiduciary or other obligations to the stockholders of the Company, except insofar as any such loss, expense, liability or claim based upon any untrue statement of a material fact contained in and in conformity with information furnished in writing by the Placement Agent or any Placement Agent Affiliates to the Company expressly for use with reference to such Placement Agent in such Offering Documents or Registration Statement.

         If any action is brought against the Placement Agent or any Placement Agent Affiliate in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Placement Agent shall notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of all expenses related to such action including without limitation attorney and paralegal fees. The Placement Agent shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Placement Agent unless (i) the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, (ii) or the Company Agent shall not have employed counsel to have charge of the defense of such action, (iii) or such indemnified party or the Placement Agent shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without the written consent of the Company.

         (b) The Placement Agent agrees to indemnify, defend and hold the Company harmless from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company incurs insofar as such loss, expense, liability or claim (i) arises out of or is based upon any untrue statement of a material fact contained in and in conformity with information furnished in writing by the Placement Agent to the Company expressly for use with reference to the Placement Agent in the Offering Documents or Registration Statement, or (ii) arises out of or is based upon the negligence or misconduct of the Placement Agent with respect to this Agreement as determined in a final judgment by a Court of competent jurisdiction from which no appeal can be or is taken. Neither the Placement Agent nor any Placement Agent Affiliate shall have any liability (whether direct or indirect, by statute, in contract or tort or otherwise) to the Company or to any third party in connection with the Registration Statement or the resale by the Investors of the Securities or the shares of Common Stock issuable upon conversion of the Securities.

         If any action is brought against the Company or any of the Company Affiliates or any such person in respect of which indemnity may be sought against the Placement Agent pursuant to the foregoing paragraph, the Company shall promptly notify the Placement Agent in writing of the institution of such action and the Placement Agent shall have the right to assume the defense of such action, including the employment of counsel and payment of expenses. The Company shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company unless
(i) the employment of such counsel shall have been authorized in writing by the Placement Agent in connection with the defense of such action, (ii) or the Placement Agent shall not have employed counsel to have charge of the defense of such action, (iii) or such indemnified party or the Company shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Placement Agent (in which case the Placement Agent shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Placement Agent and paid as incurred (it being understood, however, that the Placement Agent shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Placement Agent shall not be liable for any settlement of any such claim or action effected without the written consent of the Placement Agent.

         (c) If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 9 with respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims
(i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of the Placement Agent Fee but before deducting expenses) received by the Company bear to the Placement Agent Fee. The relative fault of the Company on the one hand and of the Placement Agent on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

         (d) The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 9, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities were sold exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (e) The indemnity and contribution agreements contained in this Section 9 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any Placement Agent Affiliate, or by or on behalf of the Company, shall survive any termination of this Agreement or the issuance and delivery of the Securities and shall not be deemed to be exclusive remedies with respect to a breach of this Agreement. The Company and the Placement Agent agree promptly to notify the other of the commencement of any litigation or proceeding against it and, in the case of the Company, and in the case of the Placement Agent, any Placement Agent Affiliate, in connection with the issuance and sale of the Securities, or in connection with the Offering Documents or Registration Statement. The contribution provisions contained in this Section 9 are in addition to any other rights or remedies which either party hereto may have with respect to the other or hereunder.

         10. Survival of Certain Provisions. The indemnity and other agreements contained in Section 9 hereof and the representations and warranties and other statements of the Company set forth in this Agreement or made by the Company pursuant to this Agreement (including without limitation those contained in Section 6 and 7 hereof) shall remain in full force and effect, regardless of (a) any termination of this Agreement or any of the agreements referred to herein,

(b) any investigation made by or on behalf of the Placement Agent or any of its controlling persons or by or on behalf of the Company or any of its officers, directors or controlling persons and (c) acceptance of delivery of and payment for Shares regardless of any due diligence investigation.

         11. Effective Time; Termination.

         (a) This Agreement shall become effective on the date hereof.

         (b) The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time. Any such termination shall be without liability of any party to any other party except as provided in Sections 4 and 6 hereof, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4 of this Agreement.

         (c) In the event that a minimum Closing shall not have occurred on or before 60 days after the date hereof, this Agreement shall terminate at the close of business on such date. Any such termination shall be without liability of any party to any other party except as provided in Sections 4, 6 and 8 hereof.

         (d) In the event of any termination of this Agreement for any reason, if a private placement of securities is consummated within one year following such termination by the Company with a party that the Placement Agent contacted regarding the Company pursuant to and as part of its engagement by the Company, the Placement Agent shall be entitled to receive the Placement Agent's Fee, the Expense Allowance, the Placement Agent's Warrants and all other amounts provided for in this Agreement, as if this Agreement had not been terminated.

         12. Notice. Except as otherwise specifically provided herein, all statements, requests, notices and advice hereunder shall be in writing, or by telephone or telegram if subsequently confirmed in writing, and, if to the Placement Agent, shall be sufficient in all respects if delivered or sent to the Placement Agent at the address set forth in the Offering Documents, and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the address of its principal place of business set forth in the Offering Documents. Notice shall be deemed given upon the date of delivery or the date such notice is sent via nationally recognized overnight courier.

         13. Successors and Assigns. This Agreement shall inure solely to the benefit of the Company and the Placement Agent and, to the extent provided in
Section 13 hereof, to any person or entity named in such Section. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term successors shall not include any purchaser of any Securities merely because of such purchase. The respective rights and obligations of the Company and the Placement Agent hereunder may not be assigned, transferred or contracted to another.

         14. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of Pinellas County in the State of Florida without regard to conflicts of law principles.

         15. Entire Agreement. This Agreement is the complete and entire agreement among the parties with respect to the offer and sale of the Securities and supersedes all prior written and oral communications with respect thereto, specifically including any engagement letter with respect to the matters addressed herein between the Company and the Placement Agent. This Agreement may be amended only in a writing signed by both parties hereto.

         16. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         17. Anti-Dilution Rights. The securities shall be subject to adjustment as follows:

 (a). The warrant exercise price (defined in Section 2.2) shall be adjusted when and as needed pursuant to the actual Warrant Agreement between Purchasers and the Company.

         Section 17.1.  Notice of Adjustment.

         (a) The Company hereby agrees that whenever any adjustment of the number of Units occurs or the securities underlying the Unit or Warrants, the Company shall promptly notify the Purchaser, by first class mail, postage prepaid, of such adjustment and shall deliver to the Purchaser a certificate of the Chief Financial officer of the Company, setting forth in reasonable detail
(i) the number of Warrant Shares purchasable upon the exercise of the Warrants and the Exercise Price of the Warrants after such adjustment, (ii) the additional shares of the Company's common stock, options and warrants,(iii) a brief statement of the facts requiring such adjustment and (iv) the computation by which such adjustment was made.


                       THIS SPACE INTENTIONALLY LEFT BLANK

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.


                               Very truly yours,
                               EAUTOCLAIMS, INC.


                               By:
                                    --------------------------------------------
                               Its:
                                   ---------------------------------------------


AGREED AND ACCEPTED:
 NOBLE INTERNATIONAL INVESTMENTS, INC.


By:
   -----------------------------------------
Its:
    ----------------------------------------


3/15/2005 2:02 PM
41287.102070
#331253 v1 - eAUTO - Placement Agent Agt.

                                    EXHIBIT A
                          Form of Officers' Certificate

         Each of Eric Seidel, President of eAutoclaims and Scott Moore, CFO of eAutoclaims, pursuant to the Placement Agent's Agreement, dated December 14 _, 2004 (the "Placement Agent's Agreement"), between the Company and Noble International Investments, Inc. hereby certify that:

         Since the date as of which information is given in the Offering Documents, (a) the Company has not incurred any liabilities or obligations, contingent or otherwise, that are material (individually or in the aggregate) to the Company, taken as a whole, except in the ordinary course of business, including accounts payable as disclosed in the Financial Statements and notes thereto (b) there has been no material adverse change in the condition or results of operations, financial or otherwise, of the Company; (c) there has been no document required to be filed under the Act or the Exchange Act and the rules and regulations thereunder that has not been so filed, (d) no order preventing the Closing is in effect and no proceedings for that purpose are pending or threatened by the Commission, and (e) all representations, warranties and covenants of the Company herein are true as of such Closing Date.


         The representations and warranties of the Company in the Placement Agent's Agreement are true and correct as of the date hereof as though made on and as of this date;

         The Company has performed all obligations and satisfied all conditions to be performed and satisfied by it pursuant to the Agreements (as defined in the Placement Agent's Agreement) at or prior to the date hereof; and

         We have examined the Offering Documents and as of the date hereof, the Offering Documents does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         IN WITNESS WHEREOF, each of ______ and ______ has signed his name on behalf of the Company this ___ day ______, _______.





--------------------------------            ------------------------------------
Eric Seidel, President                       Scott Moore, CFO